Exhibit 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 Of the Sarbanes-Oxley Act 2002

In connection with the Annual Report of Xinxu Copper Industry Technology Limited (the “Company) on Form 20-F for the year ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peng Wu, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2025

By:	/s/ Peng Wu
Name:	Peng Wu
Title:	Chief Financial Officer